CREDIT FACILITY AND LONG-TERM DEBT	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
CREDIT FACILITY AND LONG-TERM DEBT
CREDIT FACILITY AND DEBT
PBF Holding Revolving Loan
On August 15, 2014, PBF Holding amended and restated the terms of the Revolving Loan to, among other things, increase the commitment from $1,610,000 to $2,500,000, and extend the maturity to August 2019. In addition, the amended and restated agreement reduced the interest rate on advances and the commitment fee paid on the unused portion of the facility. The amended and restated agreement also increased the sublimit for letters of credit from $1,000,000 to $1,500,000 and reduced the combined LC Participation Fee and Fronting Fee paid on issued and outstanding letter of credit. The LC Participation Fee ranges from 1.25% to 2.0% depending on the Company’s senior secured debt rating and the Fronting Fee is equal to 0.25%.
An accordion feature allows for increases in the aggregate commitment of up to $2,750,000. In November and December 2015, PBF Holding increased the maximum availability under the Revolving Loan to $2,600,000 and $2,635,000, respectively. At the option of PBF Holding, advances under the Revolving Loan bear interest either at the Alternate Base Rate plus the Applicable Margin, or the Adjusted LIBOR Rate plus the Applicable Margin, all as defined in the agreement. The Applicable Margin ranges from 1.50% to 2.25% for Adjusted LIBOR Rate Loans and from 0.50% to 1.25% for Alternative Base Rate Loans, depending on the Company’s senior secured debt rating. Interest is paid in arrears, either quarterly in the case of Alternate Base Rate Loans or at the maturity of each Adjusted LIBOR Rate Loan.
Advances under the Revolving Loan, plus all issued and outstanding letters of credit may not exceed the lesser of $2,635,000 or the Borrowing Base, as defined in the agreement. The Revolving Loan can be prepaid, without penalty, at any time.
The Revolving Loan contains customary covenants and restrictions on the activities of PBF Holding and its subsidiaries, including, but not limited to, limitations on the incurrence of additional indebtedness; liens, negative pledges, guarantees, investments, loans, asset sales, mergers, acquisitions and prepayment of other debt; distributions, dividends and the repurchase of capital stock; transactions with affiliates; the ability to change the nature of its business or its fiscal year; the ability of PBF Holding to amend the terms of the Senior Secured Notes (as defined below) documents, and sale and leaseback transactions, all as defined in the credit agreement.

In addition, the Revolving Loan has a financial covenant which requires that if at any time Excess Availability, as defined in the credit agreement, is less than the greater of (i) 10% of the lesser of the then existing Borrowing Base and the then aggregate Revolving Commitments of the Lenders (the Financial Covenant Testing Amount), and (ii) $100,000, and until such time as Excess Availability is greater than the Financial Covenant Testing Amount and $100,000 for a period of 12 or more consecutive days, PBF Holding will not permit the Consolidated Fixed Charge Coverage Ratio, as defined in the credit agreement and determined as of the last day of the most recently completed quarter, to be less than 1.1 to 1.0.

PBF Holding’s obligations under the Revolving Loan (a) are guaranteed by each of its domestic operating subsidiaries that are not Excluded Subsidiaries (as defined in the credit agreement) and (b) are secured by a lien on (x) PBF LLC’s equity interest in PBF Holding and (y) certain assets of PBF Holding and the subsidiary guarantors, including all deposit accounts (other than zero balance accounts, cash collateral accounts, trust accounts and/or payroll accounts, all of which are excluded from the collateral), all accounts receivable, all hydrocarbon inventory (other than the intermediate and finished products owned by J. Aron pursuant to the Inventory Intermediation Agreements) and to the extent evidencing, governing, securing or otherwise related to the foregoing, all general intangibles, chattel paper, instruments, documents, letter of credit rights and supporting obligations; and all products and proceeds of the foregoing.

Outstanding borrowings under the Revolving Loan as of December 31, 2017 and December 31, 2016 were $350,000 and $350,000, respectively. Issued letters of credit were $586,274 and $411,997 as of December 31, 2017 and 2015, respectively.
PBFX Credit Facilities
On May 14, 2014, in connection with the closing of the PBFX Offering, PBFX entered into a five-year, $275,000 senior secured revolving credit facility (the “PBFX Revolving Credit Facility”) and a three-year, $300,000 term loan facility (the “PBFX Term Loan”), each with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of lenders. The PBFX Revolving Credit Facility was increased from $275,000 to $325,000 in December 2014 and from $325,000 to $360,000 in May 2016.
The PBFX Revolving Credit Facility is available to fund working capital, acquisitions, distributions and capital expenditures, and other general partnership purposes and is guaranteed by a guaranty of collection from PBF LLC. PBFX can increase the maximum amount of the PBFX Revolving Credit Facility by an aggregate amount of up to $240,000, to a total facility size of $600,000, subject to receiving increased commitments from lenders or other financial institutions and satisfaction of certain conditions. The PBFX Revolving Credit Facility includes a $25,000 sublimit for standby letters of credit and a $25,000 sublimit for swingline loans. Obligations under the PBFX Revolving Credit Facility and certain cash management and hedging obligations designated by PBFX are guaranteed by its restricted subsidiaries, and are secured by a first priority lien on PBFX’s assets (including PBFX’s equity interests in Delaware City Terminaling Company LLC) and those of PBFX’s restricted subsidiaries (other than excluded assets and a guaranty of collection from PBF LLC). The maturity date of the PBFX Revolving Credit Facility may be extended for one year on up to two occasions, subject to certain customary terms and conditions. Borrowings under the PBFX Revolving Credit Facility bear interest at either a base rate plus an applicable margin ranging from 0.75% to 1.75%, or at LIBOR plus an applicable margin ranging from 1.75% to 2.75%. The applicable margin will vary based upon PBFX’s Consolidated Total Leverage Ratio, as defined in the PBFX Revolving Credit Facility.
The PBFX Revolving Credit Facility contains affirmative and negative covenants customary for revolving credit facilities of this nature which, among other things, limit or restrict PBFX’s ability and the ability of its restricted subsidiaries to incur or guarantee debt, incur liens, make investments, make restricted payments, amend material contracts, engage in certain business activities, engage in mergers, consolidations and other organizational changes, sell, transfer or otherwise dispose of assets or enter into burdensome agreements or enter into transactions with affiliates on terms which are not arm’s length.
Additionally, under the terms of the PBFX Revolving Credit Facility, PBFX is required to maintain the following financial ratios, each tested on a quarterly basis for the immediately preceding four quarter period then ended (or such shorter period as shall apply, the “Measurement Period”): (a) until such time as PBFX obtains an investment grade credit rating, a Consolidated Interest Coverage Ratio (as defined in the PBFX Revolving Credit Facility) of at least 2.50 to 1.00; (b) a Consolidated Total Leverage Ratio of not greater than 4.00 to 1.00 (or 4.50 to 1.00 at any time after (i) PBFX has issued at least $100,000 of unsecured notes and (ii) in addition to clause (i), upon the consummation of a Material Permitted Acquisition (as defined in the PBFX Revolving Credit Facility) and for two-hundred seventy days immediately thereafter (an “Increase Period”), if elected by PBFX by written notice to the administrative agent given on or prior to the date of such acquisition, the maximum permitted Consolidated Total Coverage Ratio shall be increased by 0.50 to 1.00 above the otherwise relevant level (the “Step-Up”) provided that Increase Periods may not be successive unless the ratio has been complied with for at least one Measurement Period ending after such Increase Period (i.e., without giving effect to the Step-Up)); and (c) after PBFX has issued at least $100,000 of unsecured notes, a Consolidated Senior Secured Leverage Ratio (as defined in the PBFX credit agreement) of not greater than 3.50 to 1.00. The PBFX Revolving Credit Facility generally prohibits PBFX from making cash distributions (subject to certain exceptions) except for so long as no default or event of default exists or would be caused thereby, and only to the extent permitted by PBFX’s partnership agreement, PBFX may make cash distributions to its unit holders up to the amount of PBFX’s Available Cash (as defined in the partnership agreement).
The PBFX Term Loan was used to fund a distribution to PBF LLC and was guaranteed by a guaranty of collection from PBF LLC and secured at all times by cash, U.S. Treasury or other investment grade securities in an amount equal to or greater than the outstanding principal amount (refer to “Note 10 - Marketable Securities”). Borrowings under the PBFX Term Loan bore interest either at the Base Rate (as defined in the PBFX Term Loan), or at LIBOR plus an applicable margin equal to 0.25%.

The PBFX Term Loan contained affirmative and negative covenants customary for term loans of this nature which, among other things, limited PBFX’s use of the proceeds and restricted PBFX’s ability to incur liens and enter into burdensome agreements.

The PBFX Revolving Credit Facility contains (and the PBFX Term Loan used to contain ) events of default customary for transactions of their nature, including, but not limited to (and subject to any applicable grace periods in certain circumstances), the failure to pay any principal, interest or fees when due, failure to perform or observe any covenant contained in the PBFX Revolving Credit Facility or related documentation, any representation or warranty made in the agreements or related documentation being untrue in any material respect when made, default under certain material debt agreements, commencement of bankruptcy or other insolvency proceedings, certain changes in PBFX’s ownership or the ownership or board composition of PBF GP and material judgments or orders. Upon the occurrence and during the continuation of an event of default under the agreements, the lenders may, among other things, terminate their commitments, declare any outstanding loans to be immediately due and payable and/or exercise remedies against PBFX and the collateral as may be available to the lenders under the agreements and related documentation or applicable law.

During 2016 and 2017 PBFX used borrowings under the PBFX Revolving Credit Facility to repay the amount outstanding under the PBFX Term Loan. The PBFX Term Loan was fully repaid as of December 31, 2017. As of December 31, 2016, there was $39,664 outstanding under the PBFX Term Loan.

The PBFX Revolving Credit Facility may be repaid, from time-to-time, without penalty. As of December 31, 2017, there were $29,700 of borrowings and $3,610 of letters of credit outstanding under the PBFX Revolving Credit Facility. At December 31, 2016, there were $189,200 of borrowings and $3,610 of letters of credit outstanding under the PBFX Revolving Credit Facility.
PBFX Senior Notes
On May 12, 2015, PBFX entered into an indenture among the Partnership, PBF Logistics Finance Corporation, a Delaware corporation and wholly-owned subsidiary of the Partnership (“PBF Finance,” and together with the Partnership, the “Issuers”), the Guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee, under which the Issuers issued $350,000 in aggregate principal amount of 6.875% Senior Notes due 2023 (the “PBFX Senior Notes”). The initial purchasers in the offering purchased $330,090 aggregate principal amount of PBFX Senior Notes pursuant to a private placement transaction conducted under Rule 144A and Regulation S of the Securities Act of 1933, as amended, and certain of PBF Energy’s officers and directors and their affiliates and family members purchased the remaining $19,910 aggregate principal amount of PBFX Senior Notes in a separate private placement transaction. The Issuers received net proceeds of approximately $343,000 from the offering after deducting the initial purchasers’ discount and offering expenses, and used such proceeds to pay $88,000 of the cash consideration due in connection with the acquisition of the DCR Products Pipeline and Truck Rack and to repay $255,000 of outstanding indebtedness under the PBFX Revolving Credit Facility.
On October 6, 2017, PBFX issued $175,000 in aggregate principal amount of 6.875% Senior Notes due 2023 (the “new PBFX 2023 Senior Notes”). The new PBFX 2023 Senior Notes were issued at 102% of face value, or an effective interest rate of 6.442%. Furthermore, the new PBFX 2023 Senior Notes were issued under the indenture governing the 6.875% Senior Notes issued on May 12, 2015 (the “initial PBFX 2023 Senior Notes” and, together with the new PBFX 2023 Senior Notes, the “PBFX 2023 Senior Notes”). The new PBFX 2023 Senior notes are expected to be treated as a single series with the initial PBFX 2023 Senior Notes and have the same terms except that (i) the new PBFX 2023 Senior Notes are subject to a separate registration rights agreement, and (ii) the new PBFX 2023 Senior Notes were issued initially under CUSIP numbers different from the initial PBFX 2023 Senior Notes. PBFX used the net proceeds from the offering of the new PBFX 2023 Senior Notes to repay a portion of the PBFX Revolving Credit Facility and for general capital purposes.

PBF LLC agreed to a limited guarantee of collection of the principal amount of the PBFX 2023 Senior Notes, but is not otherwise subject to the covenants of the indenture. The PBFX 2023 Senior Notes are general senior unsecured obligations of the Issuers and are equal in right of payment with all of the Issuers’ existing and future senior indebtedness, including amounts outstanding under the PBFX Revolving Credit Facility and the PBFX Term Loan. The PBFX 2023 Senior Notes are effectively subordinated to all of the Issuers’ and the Guarantors’ existing and future secured debt, including the PBFX Revolving Credit Facility and PBFX Term Loan, to the extent of the value of the assets securing that secured debt and will be structurally subordinated to all indebtedness of PBFX’s subsidiaries that do not guarantee the PBFX 2023 Senior Notes. The PBFX 2023 Senior Notes will be senior to any future subordinated indebtedness the Issuers may incur.
The PBFX indenture contains customary terms, events of default and covenants for transactions of this nature. These covenants include limitations on PBFX’s and its restricted subsidiaries’ ability to, among other things: (i) make investments; (ii) incur additional indebtedness or issue preferred units; (iii) pay dividends or make distributions on units or redeem or repurchase its subordinated debt; (iv) create liens; (v) incur dividend or other payment restrictions affecting subsidiaries; (vi) sell assets; (vii) merge or consolidate with other entities and (viii) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions.
PBFX has optional redemption rights to repurchase all or a portion of the PBFX 2023 Senior Notes at varying prices which are no less than 100% of the principal amount, plus accrued and unpaid interest. The holders of the PBFX 2023 Senior Notes have repurchase options exercisable only upon a change in control, certain asset dispositions, or in event of default as defined in the indenture.
As of December 31, 2017, there were $525,000 outstanding principal amount under the PBFX 2023 Senior Notes. At December 31, 2016, there were $350,000 outstanding under the PBFX 2023 Senior Notes.

PBF LLC, exclusive of its consolidating subsidiaries, provides a limited guarantee of collection of the principal amount of the PBFX Revolving Credit Facility, the PBFX Term Loan and the PBFX Senior Notes. Under the PBF LLC parent company limited guarantee, PBF LLC would not have any obligation to make principal payments with respect to the notes unless all remedies, including in the context of bankruptcy proceedings, have first been fully exhausted against PBFX with respect to such payment obligation, and holders of the PBFX Revolving Credit Facility, the PBFX Term Loan and the PBFX Senior Notes are still owed amounts in respect of the principal of the notes. PBF LLC is not otherwise subject to the covenants of the indenture governing the notes. As a result of the limited guarantee the following PBF LLC parent company balance sheets and statements of operations support the limited guarantee of collection.

PBF ENERGY COMPANY LLC (PARENT COMPANY)
BALANCE SHEETS
(in thousands)

	December 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$16,481	$44,526
Other current assets	22	17
Total current assets	16,503	44,543
Intercompany note receivable	—	—
Investment in subsidiaries	2,713,202	2,108,422
Total assets	$2,729,705	$2,152,965

LIABILITIES AND EQUITY

Current liabilities:
Other current liabilities	$—	$368
Intercompany note payable	302,184	106,636
Total current liabilities	302,184	107,004

Total equity	2,427,521	2,045,961
Total liabilities and equity	$2,729,705	$2,152,965

PBF ENERGY COMPANY LLC (PARENT COMPANY)
STATEMENT OF OPERATIONS
(in thousands)
	Year Ended December 31,
	2017	2016	2015
Equity in earnings of subsidiaries	$506,469	$276,737	$226,262
Interest income, net	(6,392)	4,151	50
Net income	$500,077	$280,888	$226,312

PBF Rail Term Loan

On December 22, 2016, PBF Rail entered into a $35,000 term loan (the “PBF Rail Term Loan”) with DVB Bank SE (“DVB”). The PBF Rail Term Loan amortizes monthly over its five year term and bears interest at the one month LIBOR plus 2.0%. As security for the PBF Rail Term Loan, PBF Rail pledged, among other things: (i) certain eligible railcars; (ii) the Debt Service Reserve Account; and (iii) PBF Holding's membership interest in PBF Rail. Additionally, the PBF Rail Term Loan contains customary terms, events of default and covenants for transactions of this nature. PBF Rail may at any time repay the PBF Rail Term Loan without penalty in the event that railcars collateralizing the loan are sold, scrapped or otherwise removed from the collateral pool.

There was $28,366 and $35,000 outstanding under the PBF Rail Term Loan as of December 31, 2017 and 2016, respectively.
Senior Secured Notes
On February 9, 2012, PBF Holding and PBF Holding's wholly-owned subsidiary, PBF Finance Corporation, completed the offering of $675,500 aggregate principal amount of 8.25% Senior Secured Notes due 2020 (the “2020 Senior Secured Notes”). The net proceeds, after deducting the original issue discount, the initial purchasers’ discounts and commissions, and the fees and expenses of the offering, were used to repay all of the outstanding indebtedness plus accrued interest owed under the Toledo Promissory Note, the Paulsboro Promissory Note, and the Term Loan, as well as to reduce the outstanding balance of the Revolving Loan.
On November 24, 2015, PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation completed an offering of $500,000 in aggregate principal amount of 7.00% Senior Secured Notes due 2023 (the “2023 Senior Secured Notes”, and together with the 2020 Senior Secured Notes, the “Senior Secured Notes”). The net proceeds from this offering were approximately $490,000 after deducting the initial purchasers’ discount and offering expenses. The Company used the proceeds for general corporate purposes, including to fund a portion of the purchase price for the acquisition of the Torrance refinery and related logistics assets.
The Senior Secured Notes are secured on a first-priority basis by substantially all of the present and future assets of PBF Holding and its subsidiaries (other than assets securing the Revolving Loan). Payment of the Senior Secured Notes is jointly and severally guaranteed by substantially all of PBF Holding’s subsidiaries. PBF Holding has optional redemption rights to repurchase all or a portion of the Senior Secured Notes at varying prices no less than 100% of the principal amounts of the notes plus accrued and unpaid interest. The holders of the Senior Secured Notes have repurchase options exercisable only upon a change in control, certain asset sale transactions, or in event of a default as defined in the indenture agreement.
In addition, the Senior Secured Notes contain customary terms, events of default and covenants for an issuer of non-investment grade debt securities including limitations on PBF Holding's and its restricted subsidiaries’ ability to, among other things, incur additional indebtedness or issue certain preferred stock; make equity distributions, pay dividends on or repurchase capital stock or make other restricted payments; enter into transactions with affiliates; create liens; engage in mergers and consolidations or otherwise sell all or substantially all of its assets; designate subsidiaries as unrestricted subsidiaries; make certain investments; and limit the ability of restricted subsidiaries to make payments to PBF Holding.
At all times after (a) a covenant suspension event which requires that the Senior Secured Notes have investment grade ratings from both Moody’s Investment Services, Inc. and Standard & Poor’s), or (b) a Collateral Fall-Away Event, as defined in the indenture, the Senior Secured Notes will become unsecured.

On May 30, 2017, PBF Holding entered into an Indenture (the “Indenture”) among PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation (“PBF Finance” and, together with PBF Holding, the “Issuers”), the guarantors named therein (collectively the “Guarantors”) and Wilmington Trust, National Association, as Trustee, under which the Issuers issued $725,000 in aggregate principal amount of 7.25% senior notes due 2025 (the “2025 Senior Notes”). The Issuers received net proceeds of approximately $711,576 from the offering after deducting the initial purchasers’ discount and offering expenses, all of which was used to fund the cash tender offer (the “Tender Offer”) for any and all of its outstanding 2020 Senior Secured Notes, to pay the related redemption price and accrued and unpaid interest for any 2020 Senior Secured Notes which remained outstanding after the completion of the Tender Offer, and for general corporate purposes. The difference between the carrying value of the 2020 Senior Secured Notes on the date they were reacquired and the amount for which they were reacquired has been classified as debt extinguishment costs in the condensed consolidated statements of operations.

The 2025 Senior Notes included a registration rights arrangement whereby the Issuers agreed to file with the SEC and use commercially reasonable efforts to consummate an offer to exchange the 2025 Senior Notes for an issue of registered notes with terms substantially identical to the notes not later than 365 days after the date of the original issuance of the notes. This registration statement was declared effective and the exchange was consummated during the fourth quarter of 2017.

The 2025 Senior Notes are guaranteed on a senior unsecured basis by substantially all of PBF Holding’s subsidiaries. The 2025 Senior Notes and guarantees are senior unsecured obligations which rank equal in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness, including PBF Holding’s Revolving Loan and 2023 Senior Notes. The 2025 Senior Notes and the guarantees rank senior in right of payment to the Issuers’ and the Guarantors’ existing and future indebtedness that is expressly subordinated in right of payment thereto. The 2025 Senior Notes and the guarantees are effectively subordinated to any of the Issuers’ and the Guarantors’ existing or future secured indebtedness (including the Revolving Loan) to the extent of the value of the collateral securing such indebtedness. The 2025 Senior Notes and the guarantees are structurally subordinated to any existing or future indebtedness and other obligations of the Issuers’ non-guarantor subsidiaries.

PBF Holding has optional redemption rights to repurchase all or a portion of the 2025 Senior Notes at varying prices which are no less than 100% of the principal amount plus accrued and unpaid interest. The holders of the 2025 Senior Notes have repurchase options exercisable only upon a change in control, certain asset sale transactions, or in event of a default as defined in the Indenture. In addition, the 2025 Senior Notes contain customary terms, events of default and covenants for an issuer of non-investment grade debt securities that limit certain types of additional debt, equity issuances, and payments. Many of these covenants will cease to apply or will be modified if the 2025 Senior Notes are rated investment grade.

Upon the satisfaction and discharge of the 2020 Senior Secured Notes in connection with the closing of the Tender Offer and the redemption described above, a Collateral Fall-Away Event under the indenture governing the 2023 Senior Notes occurred on May 30, 2017, and the 2023 Senior Notes became unsecured and certain covenants were modified, as provided for in the indenture governing the 2023 Senior Notes and related documents.

Note Payable

In connection with the purchase of a waste water treatment facility servicing the Toledo refinery completed on September 28, 2017, the Company issued a short-term promissory note payable in the amount of $6,831 due June 30, 2018. Payments of $403 on the note will be made monthly with a balloon payment of $3,200 due at maturity. As of December 31, 2017, there was $5,621 outstanding under the note payable.

Precious Metals Catalyst Leases
Certain subsidiaries of the Company have entered into agreements whereby such subsidiary sold a portion of its precious metals catalyst to a major commercial bank and then leased back the precious metals catalyst. The volume of the precious metals catalyst and the lease rate are fixed over the term of each lease. At the maturity, the Company must repurchase the precious metals catalyst in question at its then fair market value. The Company believes that there is a substantial market for precious metals catalyst and that it will be able to release such catalyst at maturity. The Company treated these transactions as financing arrangements, and the lease payments are recorded as interest expense over the agreements’ terms. The Company has elected the fair value option for accounting for its catalyst lease repurchase obligations as the Company’s liability is directly impacted by the change in value of the underlying catalyst. The fair value of these repurchase obligations as reflected in the fair value of long-term debt outstanding table below is measured using Level 2 inputs.

Details on the catalyst leases at each of the Company's refineries as of December 31, 2017 are included in the following table:

	Annual lease fee	Annual interest rate	Expiration date
Paulsboro catalyst lease	$140	2.20%	December 2019
Delaware City catalyst lease	$210	1.95%	October 2019
Delaware City catalyst lease - Palladium	$30	2.05%	October 2019
Delaware City Bridge lease (Short Lease)	$3	1.69%	February 2018 (1)
Delaware City Bridge lease (Long Lease)	$117	1.69%	June 2018 (1)
Toledo catalyst lease	$178	1.75%	June 2020
Chalmette catalyst lease	$185	3.85%	November 2018 (2)
Chalmette catalyst lease	$171	2.20%	November 2019
Torrance catalyst lease	$143	1.78%	July 2019

__________________
(1) On October 5, 2017 Delaware City Refining entered into two platinum bridge leases which will expire in 2018. The leases are payable at maturity and the Company expects that the matured leases will not be renewed. The total outstanding balance related to these bridge leases as of December 31, 2017 was $10,987 and is included in Current debt on our Consolidated balance sheet.

(2) The Chalmette catalyst lease is included in long-term debt as of December 31, 2017 as the Company has the ability and intent to finance this debt through availability under other credit facilities if the catalyst lease is not renewed at maturity.

Long-term debt outstanding consisted of the following:

	December 31, 2017	December 31, 2016
2025 Senior Notes	$725,000	$—
2020 Senior Secured Notes	$—	$670,867
2023 Senior Secured Notes	500,000	500,000
Revolving Loan	350,000	350,000
PBF Rail Term Loan	28,366	35,000
PBFX Revolving Credit Facility	29,700	189,200
PBFX Term Loan	—	39,664
PBFX Senior Notes	525,000	350,000
Rail Facility	—	—
Catalyst leases	59,048	45,969
Unamortized deferred financing costs	(34,459)	(32,466)
Unamortized premium on new PBFX 2023 Senior Notes	3,374	—
	2,186,029	2,148,234
Less—Current maturities	(10,987)	(39,664)
Long-term debt	$2,175,042	$2,108,570

Debt Maturities
Debt maturing in the next five years and thereafter is as follows:

Year Ending December 31,
2017	$16,066
2018	412,610
2019	10,072
2020	28,366
2021	—
Thereafter	1,750,000
$2,217,114